UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2005

GlycoGenesys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-26476	33-0231238
(Commission File Number)	(IRS Employer Identification No.)

31 St. James Avenue, Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 422-0674

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

GlycoGenesys, Inc. (the “Company”) is hereby filing as exhibits to this Current Report on Form 8-K (the “Report”) forms of its stock option agreements for its 1998 Stock Option Plan, 2000 Stock Incentive Plan and 2003 Omnibus Incentive Plan. In addition, the Company is filing as an exhibit to this Report its 2003 Omnibus Incentive Plan, which was included as Appendix A to its definitive proxy statement filed with the Securities and Exchange Commission on May 12, 2003.

Item 9.01. – Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Non-Qualified Stock Option Agreement for 1998 Stock Option Plan

10.2	Form of Incentive Stock Option Agreement for 1998 Stock Option Plan

10.3	Form of Non-Qualified Stock Option Agreement for 2000 Stock Incentive Plan, as amended

10.4	Form of Incentive Stock Option Agreement for 2000 Stock Incentive Plan, as amended

10.5	Form of Non-Qualified Stock Option Agreement for 2003 Omnibus Incentive Plan

10.6	Form of Incentive Stock Option Agreement for 2003 Omnibus Incentive Plan

10.7	2003 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2005	By:	/s/ William O. Fabbri
William O. Fabbri
General Counsel